Exhibit 99.1

LETTER OF ELECTION AND TRANSMITTAL

Offer to Exchange

Each Outstanding Share of Common Stock

(including the Associated Rights to Purchase Preferred Stock)

of

HP Inc.

for

$18.40 in cash and

0.149 Shares of Common Stock of Xerox Holdings Corporation,

subject to the election and proration procedures described in the offer to exchange and the related letter of election and transmittal,

by

XHC Acquisition Corp.,

a wholly owned subsidiary

of

Xerox Holdings Corporation

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL 21, 2020, UNLESS THE OFFER IS EXTENDED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Shares Tendered (Attach additional signed list if necessary)
	Certificate Number(s)(1)	Total Number of Shares Represented by Certificate(s)(1)	Total Number of Shares Tendered(2)

Total Shares

(1) Need not be completed by stockholders tendering shares of HP Common Stock by book-entry transfer.

(2) Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the Exchange Agent (defined below) are being tendered. See Instruction 4.

The Exchange Agent for the

Offer is:

By First Class Mail:	By Email Transmission: (FOR NOTICE OF GUARANTEE ONLY)	By Registered or Overnight Courier

Computershare Trust Company, N.A. Attn: Corp Actions P.O. Box 43011 Providence, RI 02940-3011	CANOTICEOFGUARANTEE@computershare.com	Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer 150 Royall Street – Suite V Canton MA 02021

LOST CERTIFICATES: IF CERTIFICATE(S) HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, PLEASE CALL HP INC.’S TRANSFER AT (800) 828-6396 TO OBTAIN THE NECESSARY DOCUMENTS TO REPLACE YOUR LOST CERTIFICATES.

EXCHANGE OFFER ELECTION

(See Instruction 12)

Check ONE box to indicate your election for all shares tendered:

☐	CHECK HERE TO ELECT STANDARD ELECTION (AS DEFINED IN THE OFFER TO EXCHANGE) FOR ALL SHARES OF HP COMMON STOCK TENDERED

☐	CHECK HERE TO ELECT CASH ELECTION (AS DEFINED IN THE OFFER TO EXCHANGE) FOR ALL SHARES OF HP COMMON STOCK TENDERED

☐	CHECK HERE TO ELECT STOCK ELECTION (AS DEFINED IN THE OFFER TO EXCHANGE) FOR ALL SHARES OF HP COMMON STOCK TENDERED

You must make one of the three elections set forth above for all of your shares of HP common stock that are being tendered in the Offer (as defined below). You may not check more than one box above. If you do not check one of the boxes above or if you check more than one box, we will treat your shares of HP common stock as if you made the election made for the greatest number of shares of HP common stock that were tendered in the offer in respect of which an affirmative election was made.

ALL ELECTIONS ARE SUBJECT TO THE ELECTION AND PRORATION PROCEDURES DESCRIBED IN THE OFFER TO EXCHANGE AND IN THIS LETTER OF ELECTION AND TRANSMITTAL. ANY SHARES OF HP COMMON STOCK TENDERED BUT FOR WHICH NO ELECTION IS MADE ABOVE WILL BE TREATED AS IF THE HOLDER MADE THE ELECTION MADE FOR THE GREATEST NUMBER OF SHARES OF HP COMMON STOCK THAT WERE TENDERED IN THE OFFER IN RESPECT OF WHICH AN AFFIRMATIVE ELECTION WAS MADE.

DELIVERY OF THIS LETTER OF ELECTION AND TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

THE INSTRUCTIONS SET FORTH IN THIS LETTER OF ELECTION AND TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF ELECTION AND TRANSMITTAL IS COMPLETED.

The Offer (described below) is not being made to (nor will tender of shares of HP Common Stock be accepted from or on behalf of) stockholders in any jurisdiction where it would be illegal to do so.

This letter of election and transmittal (this “Letter of Election and Transmittal”) is to be used for tendering shares of common stock, par value $0.01 per share (including the associated rights to purchase preferred stock, “HP Common Stock”), of HP Inc. (“HP”). HP stockholders may use this form if certificates evidencing shares of HP Common Stock are to be forwarded herewith or, unless an Agent’s Message (as defined in the section of the Offer to Exchange, dated March 2, 2020 (the “Offer to Exchange”), titled “The Offer—Procedure for Tendering”) is utilized, if delivery of shares of HP Common Stock is to be made by book-entry transfer to the account of Computershare Trust Company, N.A. (the “Exchange Agent”) at The Depository Trust Company (“DTC”), pursuant to the procedures set forth in the section of the Offer to Exchange titled “The Offer—Procedure for Tendering.” We refer to the Offer to Exchange, together with this Letter of Election and Transmittal, as the “Offer”.

Holders whose certificates representing shares of HP Common Stock are not immediately available, who cannot deliver such certificates and all other required documents to the Exchange Agent prior to the Expiration Time (as described below) or who cannot complete the procedure for book-entry transfer on a timely basis must tender their shares of HP Common Stock according to the guaranteed delivery procedure set forth in the section of the Offer to Exchange titled “The Offer—Procedure for Tendering.” See Instruction 2 below. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The undersigned hereby tenders the shares HP Common Stock described in the box above titled “Description of Shares Tendered” pursuant to the terms and conditions of the Offer. Such tenders are subject to the elections specified under the section above titled “Exchange Offer Election” (an “Exchange Offer Election”), or if no Exchange Offer Election is specified or you are treated as if you did not make an election, will be deemed tendered with no election. See the section in the Offer to Exchange titled “The Offer—Elections and Proration—Consequences of Tendering with No Election.”

Ladies and Gentlemen:

XHC Acquisition Corp. (“Purchaser”), a wholly owned subsidiary of Xerox Holdings Corporation (“Xerox”), is offering, upon the terms and subject to the conditions set forth in the Offer to Exchange and in this Letter of Election and Transmittal, to exchange for each issued and outstanding share of HP Common Stock, at the election of the holder:

•	$18.40 in cash and 0.149 shares of common stock of Xerox (the “Standard Election”);

•	the Cash Election Consideration specified on the cover page of the Offer to Exchange; or

•	the Stock Election Consideration specified on the cover page of the Offer to Exchange,

subject in each case to the election and proration procedures described in the Offer to Exchange and this Letter of Election and Transmittal. See the section of the Offer to Exchange titled “The Offer—Elections and Proration.”

The Offer will expire at 5:00 P.M., New York City time, on April 21, 2020 (the “Expiration Time”), unless extended as described in the Offer to Exchange, in which case the “Expiration Time” will be the latest time and date on which the Offer, as so extended, expires.

The undersigned elects to have his, her or its shares of HP Common Stock acquired pursuant to one of the foregoing options, as indicated in the section above titled “Exchange Offer Election.”

IF THE UNDERSIGNED FAILS TO PROPERLY MAKE AN EXCHANGE OFFER ELECTION, THE UNDERSIGNED WILL BE TREATED AS IF THE UNDERSIGNED MADE THE ELECTION MADE FOR THE GREATEST NUMBER OF SHARES OF HP COMMON STOCK THAT WERE TENDERED IN THE OFFER IN RESPECT OF WHICH AN AFFIRMATIVE ELECTION WAS MADE.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for exchange of the shares of HP Common Stock tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Xerox all right, title and interest in and to any and all of the shares of HP Common Stock that are being tendered hereby (and any and all dividends, distributions, rights, other shares of HP Common Stock or other securities issued or issuable in respect thereof on or after the date hereof, other than HP’s regular quarterly dividend of $0.16 per share of HP common stock (collectively, “Distributions”)) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of HP Common Stock (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates for such shares of HP Common Stock (and any and all Distributions) or transfer ownership of such shares of HP Common Stock (and any and all Distributions) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Xerox, (2) present such shares of HP Common Stock (and any and all Distributions) for transfer on the books of HP and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of HP Common Stock (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Election and Transmittal, or through delivery of an Agent’s Message (as defined in the section of the Offer to Exchange titled “The Offer—Procedure for Tendering”), the undersigned hereby irrevocably appoints the designees of Xerox as the undersigned’s agents, attorneys-in-fact and proxies, each with full power of substitution, to exercise to the full extent the rights of the undersigned with respect to all of the shares of HP Common Stock tendered hereby (and any Distribution) which have been accepted for exchange by Xerox on or after the date of the commencement of the Offer. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered shares of HP Common Stock (and all Distributions relating thereto). Such appointment will be effective when, and only to the extent that, Xerox accepts such shares of HP Common Stock for exchange. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies given by the undersigned at any time with respect to such shares of HP Common Stock (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given or executed by the undersigned with respect thereto (and, if given or executed, will not be deemed effective). The designees of Xerox will, with respect to the shares of HP Common Stock (and such other shares of HP Common Stock and securities) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such stockholder as they in their discretion may deem proper at any annual or special meeting of HP stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Xerox reserves the right to require that, in order for the shares of HP Common Stock to be deemed validly tendered, immediately upon Xerox’s acceptance of shares of HP Common Stock for exchange, Xerox must be able to exercise full voting, consent and other rights with respect to such shares of HP Common Stock (and any and all Distributions).

The undersigned hereby represents and warrants that (1) the undersigned owns the tendered shares of HP Common Stock (and any and all other shares of HP Common Stock or other securities issued or issuable in respect of such shares of HP Common Stock), (2) the undersigned has the full power and authority to tender, sell, assign and transfer the tendered shares of HP Common Stock (and any and all other shares of HP Common Stock or other securities issued or issuable in respect of such shares of HP Common Stock) and (3) when the same are accepted for exchange by Xerox, Xerox shall acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Xerox to be necessary or desirable to complete the sale, assignment and transfer of the shares of HP Common Stock tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Xerox all Distributions in respect of the shares of HP Common Stock tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Xerox shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire consideration of the shares of HP Common Stock tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by Xerox in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Exchange, this tender is irrevocable.

The undersigned understands that the valid tender of shares of HP Common Stock pursuant to any of the procedures described in the section of the Offer to Exchange titled “The Offer–Procedure for Tendering” and in the Instructions hereto will constitute a binding agreement between the undersigned and Xerox upon the terms of and subject to the conditions to the Offer (and, if the Offer is extended, amended, supplemented or earlier terminated, the terms or the conditions of any such extension, amendment, supplement or termination). The undersigned recognizes that, under the circumstances set forth in the Offer to Exchange, Xerox may not be required to accept for exchange any of the shares of HP Common Stock tendered hereby.

The undersigned understands that the delivery and surrender of shares of HP Common Stock that the undersigned has tendered is not effective, and the risk of loss of such shares of HP Common Stock does not pass to the Exchange Agent, unless and until the Exchange Agent receives this Letter of Election and Transmittal, duly completed and signed, or an Agent’s Message (as defined in the Offer to Exchange in the section titled “The Offer—Procedure for Tendering”) in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to Xerox and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT XEROX’S INTERPRETATION OF THE TERMS AND CONDITIONS OF THE OFFER (INCLUDING THIS LETTER OF ELECTION AND TRANSMITTAL AND THE INSTRUCTIONS HERETO) WILL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW. ALL QUESTIONS AS TO THE FORM OF DOCUMENTS AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY SHARES OF HP COMMON STOCK WILL BE DETERMINED BY XEROX IN ITS DISCRETION, WHICH DETERMINATION SHALL BE FINAL AND BINDING TO THE FULLEST EXTENT PERMITTED BY LAW. The undersigned also understands that no tender of shares of HP Common Stock will be deemed validly made until all defects and irregularities with respect thereto have been cured or waived. In addition, the undersigned understands that none of Xerox or any of its affiliates or assigns, the Exchange Agent, the Dealer Manager or the Information Agent identified on the back page of this Letter of Election and Transmittal or any other person is or will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification.

Unless otherwise indicated under “Special Issuance or Payment Instructions,” the undersigned hereby requests that the shares of HP Common Stock and/or a check for cash (including any cash paid in lieu of a fractional common share, no par value of Xerox (“Xerox Common Share”)), and the return of any certificates for the shares of HP Common Stock not tendered or not accepted for exchange, be in the name(s) of the undersigned (and, in the case of shares of HP Common Stock tendered by book-entry transfer, by credit to the applicable account at DTC appearing above in the box titled “Description of Shares Tendered”). The undersigned recognizes that Xerox has no obligation, pursuant to the “Special Issuance or Payment Instructions,” to transfer any shares of HP Common Stock from the name of the registered holder(s) thereof if Xerox does not accept for exchange any of the shares of HP Common Stock so tendered.

Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby requests that the shares of HP Common Stock and/or a check for cash (including any cash paid in lieu of a fractional Xerox Common Share) and any certificates for the shares of HP Common Stock not tendered or not accepted for exchange (and any accompanying documents, as appropriate) be mailed to the undersigned at the address(es) of the registered holder(s) appearing above in the box titled “Description of Shares Tendered.” In the event that the boxes titled “Special Issuance or Payment Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that the certificates for Xerox Common Shares (or, at Xerox’s election, evidence of book-entry of Xerox Common Share) and a check for cash (including any cash in lieu of a fractional Xerox Common Share) and the return of any certificates evidencing shares of HP Common Stock not tendered or not accepted for exchange, be issued in the name(s) of and mailed to the person(s) so indicated. Stockholders tendering shares of HP Common Stock by book-entry transfer may request that shares of HP Common Stock not exchanged be credited to such account at DTC as such stockholder may designate under “Special Issuance or Payment Instructions.” If no such instructions are given, any such shares of HP Common Stock not exchanged will be returned by crediting the account at the book-entry transfer facility designated herein.

SPECIAL ISSUANCE OR PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the certificates for HP Common Stock (or, at Xerox’s election, evidence of book-entry of shares of HP Common Stock) and/or the check for cash payable pursuant to the Offer (less applicable withholding taxes and without interest), if applicable in either case, are to be issued in the name of someone other than the registered holder(s) listed above in the box titled “Description of Shares Tendered.”

Issue as follows: ☐ Check

☐ Share Certificate(s) to:

Name
(Please Print)

Address

(Include Zip Code)
Area Code and Telephone No.
Taxpayer Identification or Social Security No.

(Also Complete the Attached IRS Form W-9)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5 and 7)

To be completed ONLY if the certificates for HP Common Stock (or, at Xerox’s election, evidence of book-entry of shares of HP Common Stock) and/or the check for cash payable pursuant to the Offer (less applicable withholding taxes and without interest), if applicable in either case, are to be sent to an address other than the address(es) of the registered holder(s) listed above in the box titled “Description of Shares Tendered.”

Mail as follows: ☐ Check

☐ Share Certificate(s) to:

Name
(Please Print)

Address

(Include Zip Code)
Area Code and Telephone No.

IMPORTANT

STOCKHOLDER: SIGN HERE (Please complete and return the attached IRS Form W-9)
Signature(s) of Holder(s) of Shares

Dated:

Name(s)
(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone No.

Tax Identification or Social Security No. (See attached IRS Form W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s) (If Required—See Instructions 1 and 5)

Authorized Signature

Name

Name of Firm

Address

(Include Zip Code)

Area Code and Telephone No.

Dated:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Election and Transmittal (1) if this Letter of Election and Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in DTC’s systems whose name(s) appear(s) on a security position listing as the owner(s) of the shares of HP Common Stock) of shares of HP Common Stock and such holder(s) have not completed either the box titled “Special Issuance or Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Election and Transmittal or (2) if shares of HP Common Stock are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in the Security Transfer Agents Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”). In all other cases, all signatures on this Letter of Election and Transmittal must be guaranteed by an Eligible Institution. See also Instruction 5.

2. Requirements of Tender. This Letter of Election and Transmittal is to be completed by HP stockholders either if certificates evidencing the shares of HP Common Stock are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the shares of HP Common Stock is to be made pursuant to the procedure for tender by book-entry transfer pursuant to the procedures set forth herein and in the Offer to Exchange. For an HP stockholder to validly tender shares of HP Common Stock pursuant to the Offer, the Exchange Agent must receive prior to the Expiration Time this Letter of Election and Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other documents required by this Letter of Election and Transmittal, at one of its addresses set forth on the back cover of this Letter of Election and Transmittal and either (1) the certificates representing tendered shares of HP Common Stock must be received by the Exchange Agent at such address or such shares of HP Common Stock must be tendered pursuant to the procedure for book-entry transfer described below and a book-entry confirmation must be received by the Exchange Agent (including an Agent’s Message), in each case prior to the Expiration Time, or (2) the tendering HP stockholder must comply with the guaranteed delivery procedures described below.

Stockholders whose certificates representing shares of HP Common Stock are not immediately available, who cannot deliver such certificates and all other required documents to the Exchange Agent prior to the Expiration Time or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their shares of HP Common Stock by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedure set forth herein and in the Offer to Exchange.

Pursuant to such guaranteed delivery procedures: (1) such tender must be made by or through an Eligible Institution; (2) a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by Xerox, must be received by the Exchange Agent prior to the Expiration Time and (3) the share certificates (or book-entry confirmation) representing all tendered shares of HP Common Stock, in proper form for transfer, in each case together with this Letter of Election and Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message in lieu of this Letter of Election and Transmittal), and any other documents required by this Letter of Election and Transmittal, are received by the Exchange Agent within three NYSE trading days after the date of execution of such notice of guaranteed. If certificates evidencing shares of HP Common Stock are forwarded separately to the Exchange Agent, a properly completed and duly Letter of Election and Transmittal must accompany each such delivery.

An “Agent’s Message,” as defined in the section of the Offer to Exchange titled “The Offer—Procedure for Tendering,” means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of the book-entry confirmation which states that the book-entry transfer facility has received an express acknowledgement from the participant in DTC tendering the shares of HP Common Stock that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Election and Transmittal and that Xerox may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF CERTIFICATES REPRESENTING HP COMMON STOCK, THIS LETTER OF ELECTION AND TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND THE RISK OF THE TENDERING HP STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Xerox will not accept any alternative, conditional or contingent tenders. By executing this Letter of Election and Transmittal (or a manual facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for exchange of the tendered shares of HP Common Stock.

3. Inadequate Space. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of shares of HP Common Stock tendered and/or the certificate numbers evidencing such of shares of HP Common Stock, if applicable, should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders. If fewer than all the shares of HP Common Stock evidenced by any certificate delivered to the Exchange Agent are to be tendered hereby, fill in the number of shares of HP Common Stock that are to be tendered in the box titled “Total Number of Shares Tendered”. In such case, a new certificate evidencing the remainder of the shares of HP Common Stock that were evidenced by the old certificates, but were not tended, will be sent to the registered holder(s) at the address(es) listed above in the box titled “Description of Shares Tendered” herein, as soon as practicable after the Expiration Time. All shares of HP Common Stock evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Election and Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures. If this Letter of Election and Transmittal is signed by the registered holder(s) of the shares of HP Common Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing such shares of HP Common Stock without alteration, enlargement or any change whatsoever.

(b) Joint Holders. If any of the shares of HP Common Stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Election and Transmittal.

(c) Different Names on Certificates. If any of the shares of HP Common Stock tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letter of Election and Transmittal as there are different registrations of such shares of HP Common Stock.

(d) Endorsements. If this Letter of Election and Transmittal is signed by the registered holder(s) of the shares of HP Common Stock tendered hereby, no endorsements of certificates evidencing such shares of Allegan common stock or separate stock powers are required unless the Xerox Common Shares are to be issued to, or certificates evidencing shares of HP Common Stock are not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). Signatures on any such certificate(s) or stock powers must be guaranteed by an Eligible Institution. If this Letter of Election and Transmittal or any certificate evidencing shares of HP Common Stock or stock power are executed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Xerox of such person so to act must be submitted.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Xerox or any successor entity thereto will pay any stock transfer tax with respect to the transfer of any shares of HP Common Stock to it pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include U.S. federal income or backup withholding taxes). If, however, the purchase price is to be made to, or if certificate(s) evidencing shares of HP Common Stock not tendered or not accepted for exchange are to be issued in the name of, any person other than the registered holder(s), or if tendered certificate(s) evidencing shares of HP Common Stock are registered in the name of any person other than the person(s) signing this Letter of Election and Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person or otherwise) payable on account of any such issuance or transfer to such other person will be deducted from consideration to be received by such stockholder for exchange of such shares of HP Common Stock in the Offer, unless evidence satisfactory to Xerox of the payment of such taxes, or exemption therefrom, is submitted.

7. Special Issuance or Payment and Delivery Instructions. If certificates (or, at Xerox’s election, evidence of book-entry transfer) for Xerox Common Shares and, if applicable, any shares of HP Common Stock not tendered or not accepted for exchange or a check for cash (including any cash in lieu of a fractional Xerox Common Share) are to be issued in the name of and/or returned to, a person other than the registered holder(s) listed above in the box titled “Description of Shares Tendered” or if any certificates evidencing shares of HP Common Stock not tendered or not exchanged or a check are to be sent to someone other than the registered holder(s) listed above in the box titled “Description of Shares Tendered” or to the registered holder(s) listed above in the box titled “Description of Shares Tendered” at an address other than that listed above in the box titled “Description of Shares Tendered,” the appropriate boxes on this Letter of Election and Transmittal should be completed. Stockholders tendering shares of HP Common Stock by book-entry transfer may request that shares of HP Common Stock not tendered or not accepted for exchange be credited to such account at DTC as such stockholder may designate under “Special Issuance or Payment Instructions.” If no such instructions are given, any such shares of HP Common Stock not tendered or not accepted for exchange will be returned by crediting the account at DTC designated above in the box titled “Description of Shares Tendered.”

8. Backup Withholding. Under U.S. federal income “backup withholding” tax laws, the exchange agent will be required to withhold a portion of any payments made to certain HP stockholders pursuant to the offer. In order to avoid such backup withholding, each HP stockholder that is a United States citizen, resident or entity, and, if applicable, each other United States payee, must provide the exchange agent with such stockholder’s or payee’s correct taxpayer identification number, and certify that such stockholder or payee is not subject to such backup withholding by completing the attached IRS Form W-9. Certain stockholders or payees (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. An HP stockholder who is a foreign individual or a foreign entity should complete, sign, and submit to the exchange agent the appropriate IRS Form W-8. An appropriate IRS Form W-8 may be obtained from the exchange agent. Failure to complete IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause shares of HP Common Stock to be deemed invalidly tendered, but may require the exchange agent to withhold a portion of the amount of any payments made pursuant to the offer.

Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9 or the appropriate IRS Form W-8 to claim exemption from backup withholding, or contact the exchange agent.

FAILURE TO COMPLETE AND RETURN IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU.

9. Requests for Additional Copies. Questions and requests for assistance or additional copies of the Offer to Exchange and this Letter of Election and Transmittal should be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth on the back page of this Letter of Election and Transmittal. Requests for additional copies of the Offer to Exchange and this Letter of Election and Transmittal may be directed to the Information Agent at the address and telephone number set forth below. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

10. Mutilated, Lost, Destroyed or Stolen Certificates. If any certificate representing the shares of HP Common Stock to be tendered has been mutilated, lost, destroyed or stolen, the stockholder should promptly notify HP’s transfer agent, Computershare Inc. at (800) 828-6396. The stockholder should then be instructed as to the steps that must be taken in order to replace the certificate(s). The transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. This Letter of Election and Transmittal and related documents cannot be processed until the mutilated, lost, destroyed or stolen certificates have been replaced and the replacement certificates have been delivered to the Exchange Agent in accordance with the instructions contained in this Letter of Election and Transmittal.

11. Waiver of Conditions. Xerox reserves the absolute right to waive any condition of the Offer to the extent permitted by applicable law except for the HSR Condition, Registration Statement Condition, Stockholder Approval Condition and Stock Exchange Listing Condition (as such terms are defined in the Offer to Exchange).

12. Election Procedure; Revocation or Change of Election. The “Exchange Offer Election” section must be completed if you desire to elect the type of consideration to be received in exchange for the shares of HP Common Stock being tendered hereby. There are three elections to choose from: the Standard Election; the Cash Election; and the Stock Election. Each election is described in the Offer of Exchange. You may check (i) one box to designate all of your shares for one election option or (ii) leave the election options blank and not check a box. If you leave the election options blank, you will be treated as if you made the election made for the greatest number of shares of HP common stock that were tendered in the offer in respect of which an affirmative election was made with regards to those shares for which an election was not made. If you check more than one box above, you will be treated as if you did not make an election. See the section in this Offer to Exchange titled “The Offer—Elections and Proration.”

Elections (whether actual or deemed) are irrevocable, except that shares of HP Common Stock tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Time. After an effective withdrawal, shares of HP Common Stock may be retendered with another election or with no election by submitting to the Exchange Agent a completed replacement of this Letter of Election and Transmittal (and any other documents required in connection with the Offer for properly tendering shares of HP Common Stock) prior to the Expiration Time.

13. Irregularities. All questions as to form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of HP Common Stock and any notice of withdrawal will be determined by Xerox in its sole discretion, which determinations shall be final and binding to the fullest extent permitted by law. Xerox reserves the absolute right to reject any or all tenders of shares of HP Common Stock it determines not to be in proper form or the acceptance of or exchange for which may, in the opinion of Xerox’s counsel, be unlawful. Xerox also reserves the absolute right to waive any defect or irregularity in the tender of any shares of HP Common Stock of any particular HP stockholder, whether or not similar defects or irregularities are waived in the case of other HP stockholders. No tender of shares of HP Common Stock will be deemed to be properly made until all defects and irregularities with respect thereto have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Xerox shall determine. None of Xerox, the Exchange Agent, the Dealer Manager, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders of shares of HP Common Stock, or to waive any such defect or irregularity and none of them will incur any liability for failure to give any such notice or waiver. Xerox’s interpretation of the terms and conditions of the Offer, including this Letter of Election and Transmittal, will be final and binding to the fullest extent permitted by law.

IMPORTANT: THIS LETTER OF ELECTION AND TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION TIME, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY. THERE WILL BE NO SUBSEQUENT OFFER PERIOD.

Facsimiles of this Letter of Election and Transmittal, properly completed and duly signed, will be accepted. In such case, a copy of this Letter of Election and Transmittal and certificates evidencing shares of HP Common Stock and any other required documents should be sent or delivered by each stockholder or such stockholder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses set forth herein.

If Xerox becomes aware of any jurisdiction in which the making of the Offer or the tender of shares of HP Common Stock in connection therewith would not be in compliance with applicable law, Xerox will make a good faith effort to comply with any such law. If, after such good faith effort, Xerox cannot comply with any such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of shares of HP Common Stock in such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of Xerox by the Dealer Manager or by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

The Exchange Agent for the Offer is:

By First Class Mail:	By Email Transmission: (FOR NOTICE OF GUARANTEE ONLY)	By Registered or Overnight Courier

Computershare Trust Company, N.A. Attn: Corp Actions P.O. Box 43011 Providence, RI 02940-3011	CANOTICEOFGUARANTEE@computershare.com	Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer 150 Royall Street – Suite V Canton MA 02021

Any questions or requests for assistance or additional copies of this offer to exchange, the letter of election and transmittal, the notice of guaranteed delivery and related offer materials may be directed to the information agents at their respective telephone numbers and locations listed below. Stockholders may also contact their local broker, commercial bank, trust company or nominee for assistance concerning the offer.

The Information Agents for the Offer are:

D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, New York 10005 Banks and Brokers Call Collect: (212) 269-5550 or All Others Call Toll-Free: (866) 721-1324 Email: XRX-HPQ@dfking.com	Harkins Kovler, LLC 3 Columbus Circle, 15th Floor New York, New York 10019 Banks and Brokers Call Collect: (212) 468-5380 or All Others Call Toll-Free: (800) 257-3995 Email: XRX-HPQ@harkinskovler.com

The Dealer Manager for the Offer is:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

United States of America